Tier

Tier Technologies
Third Quarter FY 2011 Results
Earnings Call Charts

August 9, 2011

Legal Notice

Forward Looking Statements

Certain statements contained in this presentation, including statements regarding the future development of and demand for our services and our markets, anticipated trends in various expenses, transaction growth, and other statements that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements relate to future events or our future financial and/or operating performance and can generally be identified as such because the context of the statement will include words such as "may," "will," "intends," "plans," "believes," "anticipates," "expects," "estimates," "shows," "predicts," "potential," "continue" or "opportunity," the negative of these words or words of similar import. These forward-looking statements are subject to risks and uncertainties, including but not limited to: general economic conditions, which affect Tier's financial results in all our markets, which we refer to as "verticals", particularly the federal vertical, the state and local vertical, and the property tax vertical; effectiveness and performance of our systems, payment processing platforms and operational infrastructure; our ability to grow EPS revenue while controlling the costs; the potential loss of funding by clients, including due to government budget shortfalls or revisions to mandated statutes; the timing, initiation, completion, renewal, extension or early termination of client projects; our ability to realize revenues from our business development opportunities; the impact of governmental investigations or litigation; and unanticipated claims as a result of project performance, including due to the failure of software providers or subcontractors to satisfactorily complete engagements; and other risks and uncertainties described and referred to under the "Risk Factors" section of our quarterly report on Form 10-Q for the period ended June 30, 2011, filed with the SEC and other filings with the SEC that could cause our actual events or results to differ materially from those anticipated as of the date of this presentation. Press releases and SEC filings can be found on the Investors section of our website at www.Tier.com.

Definitions of Non-GAAP Terms

- EPS Gross Revenue - revenue from Continuing Operations less revenue from our Wind-down operations
- EPS Net Revenue – EPS Gross Revenue less discount fees (which includes processing and interchange costs)
- Adjusted EBITDA from Continuing Operations - net income from Continuing Operations before interest expense net of interest income, income taxes, depreciation and amortization and stock-based compensation in both equity and cash
- Adjusted EBITDA from EPS Operations - net income from our EPS business before interest expense net of interest income, income taxes, depreciation and amortization and stock-based compensation in both equity and cash

The Bill Payment Market Accounts for About Half of All Personal Consumption in the U.S.

Personal Consumption Expenditures[1]
$9.9 Trillion

Bill Payment[2]	**Retail Purchases**
$4.47 Trillion (45.2% of total)	$5.43 Trillion (54.8% of total)
(68% Cash and Check)	(48% Cash and Check)

[1] Bureau of Economic Analysis, April, 2009. [2] Visa, Inc. and U.S. Census Bureau.

Consumers Prefer the Biller Direct Model


U.S. Consumer Bill Payment Mix (%)
0%
4%
10%
14%
15%
23%
34%
1%
3%
10%
15%
14%
24%
33%
1%
3%
10%
15%
14%
25%
32%
1%
3%
10%
15%
13%
26%
31%
2010
2011e
2012e
2013e
Mobile (biller+bank)
Phone
Direct Debit
Bank Site (inc. recurring)
In-Person
Biller Site (incl. recurring)/Biller Direct
Mail

Source: AITE 2010; columns may not add to 100% due to rounding.

Vertical Market Focus



Payment Processing Services
Data Import/Export Services
Transaction Reporting Services
State & Local Gov Tax Payments
IRS/Federal Gov Tax Payments
Higher Education Tuition and Fee Payments
K-12 Meal and Fee Payments
State & Local Courts and Citations
Motor Vehicle Registration and Payments
Utility Payments
Apartment Rental Payments
EPS Core Payment Services

	Revenue Contribution 12 months Ended		
Vertical	6/30/08	6/30/11	CAGR**
Federal	33.7%	19.5%	(13.6)%
State and Local	8.9	9.4	5.8
Real Property Tax	35.2	32.5	0.9
Utility	5.7	13.2	37.3
Education	7.5	14.9	30.4
Other	9.0	10.5	8.5
Total	**100.0%**	**100.0%**	**3.6%**

***CAGR 07/01/07 – 6/30/11*

Tier Today - Market Leader

- US Internal Revenue Service
- 27 states and the District of Columbia
- 4,600 municipalities in all 50 states
  - 450+ utility clients
  - 450+ court clients
- 350+ colleges and universities



Higher Education
Utility Clients
States
Local clients in all 50 states + DC

Tier

New Official Payments Website: Build Direct Relationships

- 3Q FY2011:
  - My Account registrations +182,000 from 3/31/11 to 2.6 million
  - Opt-in registrations +63,000 from 3/31/11 to 1.3 million
  - Page views: 33.2 million +6% vs. 2Q FY11
  - Unique visits: 2.5 million +4% vs. 2Q FY11


OFFICIAL PAYMENTS
Home
Payment Center
Help
Special Offers
En Español
My Account
Make A Payment, Make It Official.
FEDERAL IRS PAYMENTS
STATE PAYMENTS
LOCAL PAYMENTS
EDUCATION PAYMENTS
What's New
Pay your income tax with your favorite debit or credit card.
You may earn rewards!
Pay Now >
Submit
Pay Now
View History
Schedule Payments
Verify Payments
Schedule Reminders
My Account Dashboard
TRUSTe

Tier

Strategic Plan: Focus on our core

Key Strategy	Status (June 30, 2011)
▪ Making Reliability a Reality	▪ $8.3 million infrastructure upgrade launched 8/11 ▪ Datacenter consolidations in progress
▪ Going Where the Payments Are • Grow transaction volume, improve margin by vertical, focus on core verticals	• Transactions up 6.8% 3Q FY11 vs. 3Q FY10 • Transactions up 16.3% in core markets 3Q FY11 vs. 3Q FY10 (government, higher education, municipal utilities)
• Introduce new products	• MoneyGram partnership live (5/11) • Payment Plan, eWallet live (6/11)
• Build direct relationships	• Unique website visits +4% vs. 2Q FY 2011 • My Account Registrations 2.6 million • Opt-in Registrations 1.3 million
▪ Funding the Future	▪ All Processor/Bank/Payment Network relationships under review ▪ Rationalizing all transaction flows and interfaces
▪ Working Together	▪ New Management Team • SVP, Product Management (11/10) • CTO (3/11) • SVP, Sales (5/11) • CFO (6/11)

The management team is in place

- Alex P. Hart, President and CEO (joined 8/2010)
- Jeffrey Hodges, CFO and SVP (6/2011)
- Sandip Mohapatra, CTO and SVP (3/2011)
- Keith Omsberg, General Counsel and VP
- Atul Garg, SVP, Product Management (10/2011)
- Keith S. Kendrick, SVP, Strategic Marketing (7/2008)
- Mark Lavin, SVP, Sales and Account Management (5/2011)
- Ben Mitchell, SVP, Business Architecture
- Anne Welch, VP, Operations

Computation of EPS Net Revenue

	Q3 FY 2011	Q3 FY 2010	$ Change	% Change
Revenue	$38,443	$39,447	$(1,004)	(2.5)%
Less: Wind-down Revenue	353	731	(378)	(51.7)%
EPS Gross Revenue	**38,090**	**38,716**	**(626)**	**(1.6)%**
Less: EPS Discount Fees	29,170	28,717	453	1.6%
EPS Net Revenue	**$8,920**	**$9,999**	**$(1,079)**	**(10.8)%**

Dollars in thousands. Discount fees includes processing and interchange costs.

Components of Adjusted EBITDA From Continuing Operations

	Continuing Operations			EPS			Wind-down		
	Q3FY 11	Q3FY 10	Change	Q3FY 11	Q3FY 10	Change	Q3FY 11	Q3FY 10	Change
Net Loss from Continuing Operations	$(1,356)	$(220)	$(1,136)	$(1,624)	$(196)	$(1,428)	$268	$(24)	$292
Adjustments:									
Depreciation/Amortization	1,856	1,670	186	1,856	1,366	490	-	304	(304)
Stock-based Compensation	324	(364)	688	324	(364)	688	-	-	-
Taxes	46	157	(111)	46	157	(111)	-	-	-
Less:									
Interest Income, net	19	117	(98)	19	117	(98)	-	-	-
Adjusted EBITDA	**$851**	**$1,126**	**$(275)**	**$583**	**$846**	**$(263)**	**$268**	**$280**	**$(12)**

Dollars in thousands.

Tier

Consolidated Balance Sheets

	30-Jun-11	30-Sep-11
ASSETS:		
Current assets:		
Cash and cash equivalents	$36,360	$45,757
Investments in marketable securities	7,250	8,249
Restricted investments	6,000	1,311
Accounts receivable, net	3,716	4,883
Settlements receivable, net	8,752	8,356
Prepaid expenses and other current assets	1,727	1,407
Total current assets	63,805	69,963
Property, equipment and software, net	12,115	12,032
Goodwill	17,437	17,381
Other intangible assets, net	4,898	7,477
Restricted investments	—	6,000
Other assets	187	172
Total assets	$98,442	$113,025
LIABILITIES AND SHAREHOLDERS' EQUITY:		
Current liabilities:		
Accounts payable	$408	$1,059
Settlements payable	13,103	10,716
Accrued compensation liabilities	2,556	4,261
Accrued discount fees	5,494	4,624
Other accrued liabilities	1,830	2,718
Deferred income	408	558
Total current liabilities	23,799	23,936
Other liabilities:		
Deferred rent	1,562	1,257
Other liabilities	36	596
Total other liabilities	1,598	1,853
Total liabilities	25,397	25,789
Contingencies and commitments		
Shareholders' equity:		
Preferred stock, no par value; authorized shares: 4,579; no shares issued and outstanding	—	—
Common stock, $0.01 par value, and paid-in capital; shares authorized: 44,260; shares issued: 20,817 and 20,706; shares outstanding: 16,642 and 18,170	193,390	193,620
Treasury stock—at cost, 4,175 and 2,536 shares	(31,383)	(21,020)
Accumulated other comprehensive loss	—	(1)
Accumulated deficit	(88,962)	(85,363)
Total shareholders' equity	73,045	87,236
Total liabilities and shareholders' equity	$98,442	$113,025

Dollars in thousands.
June 30, 2011 Unaudited.

Tier

Consolidated Statement of Operations

	3 Months Ended June 30, 2011	3 Months Ended June 30, 2010
Revenues	**$38,443**	**$39,447**
Costs and expenses:		
Direct costs	30,696	30,611
General and administrative	5,530	5,950
Selling and marketing	1,690	1,396
Depreciation and amortization	1,856	1,670
Total costs and expenses	**39,772**	**39,627**
Loss from continuing operations before other income and income taxes	**(1,329)**	**(180)**
Other income:		
Interest income, net	19	90
Gain on investments	—	17
Gain on sale of asset	—	10
Total other income	**19**	**117**
Loss from continuing operations before income taxes	**(1,310)**	**(63)**
Income tax provision	46	157
Loss from continuing operations	**(1,356)**	**(220)**
Loss from discontinued operations, net	(76)	(180)
Net loss	**$(1,432)**	**$(400)**
Loss per share—Basic and diluted:		
From continuing operations	$(0.08)	$(0.01)
From discontinued operations	$(0.00)	$(0.01)
Loss per share—Basic and diluted	**$(0.08)**	**$(0.02)**
Weighted average common shares used in computing:		
Basic and diluted loss per share	16,951	18,151

Unaudited, In thousands, except per share data.

Consolidated Statement of Operations

	9 Months Ended June 30, 2011	9 Months Ended June 30, 2010
Revenues	**$101,679**	**$102,889**
Costs and expenses:		
Direct costs	78,898	77,239
General and administrative	16,339	18,469
Selling and marketing	5,062	4,435
Depreciation and amortization	5,420	4,913
Total costs and expenses	**105,719**	**105,056**
Loss from continuing operations before other income and income taxes	**(4,040)**	**(2,167)**
Other income:		
Interest income, net	76	388
Gain on investments	—	31
Gain on sale of asset	—	10
Total other income	**76**	**429**
Loss from continuing operations before income taxes	**(3,964)**	**(1,738)**
Income tax (benefit) provision	(139)	12
Loss from continuing operations	**(3,825)**	**(1,750)**
Gain from discontinued operations, net	226	61
Net loss	**$(3,599)**	**$(1,689)**
(Loss) gain per share—Basic and diluted:		
From continuing operations	$(0.22)	$(0.09)
From discontinued operations	$0.01	$0.00
Loss per share—Basic and diluted	**$(0.21)**	**$(0.09)**
Weighted average common shares used in computing:		
Basic and diluted loss per share	17,252	18,153

Unaudited, In thousands, except per share data.

Cash Available to Tier

(before considering the capital requirements of the business)

	06/30/11	03/31/11	12/31/10
Cash & investments (as reported on balance sheet)	**$43,610**	**$43,043**	**$62,503**
Cash changes with in one week due to settlements:			
Collection on settlements receivable	8,752	10,774	16,999
Payment of settlements payable	(13,103)	(12,770)	(24,014)
Payment of accrued discount fees	(5,494)	(4,940)	(8,758)
Short term cash changes due to client processing	**(9,845)**	**(6,936)**	**(15,773)**
Adjusted available cash *	**$33,765**	**$36,107**	**$46,730**

*Dollars in thousands. * Tender offer and related fees used $10,363 during quarter ended 03/31/11.*

Tier

EPS Revenue and Transaction Trends



21,000
18,715
14,871
10,286
8,059
5,894
4,203
2,341
$140,000
120,000
100,000
80,000
60,000
40,000
20,000
00
Revenue (thousands)
Revenue
Transactions
40,669
56,452
78,578
99,433
117,072
123,233
127,223
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
20,000
15,000
10,000
5,000
0
Transactions (thousands)

Tier Internal Data.

Tier